UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2004

FLEMING COMPANIES, INC.

(Exact Name of Registrant as Specified in Charter)

Oklahoma	1-8140	48-0222760

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1945 Lakepointe Drive, Lewisville, Texas		75057

(Address of Principal Executive Offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 906-8000

Item 5. Other Events and Regulation FD Disclosure
Item 7. Financial Statements, Pro Forma Financial Information and Exhibits
SIGNATURES
EXHIBIT INDEX
Amended Monthly Operating Report for 12/31/2003
Monthly Operating Report for 1/31/2004

Item 5. Other Events and Regulation FD Disclosure.

     On March 1, 2004, Fleming Companies, Inc. (the “Company”) filed an amended unaudited monthly operating report for the period December 1, 2003 through December 31, 2003 with the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”), a copy of which is attached hereto as Exhibit 99.1, in connection with its voluntary petitions for reorganization under Chapter 11 of Title 11 of the United States Code (Case No. 03-10945) (Jointly Administered) (the “Chapter 11 Cases”).

     On March 17, 2004, the Company filed its unaudited monthly operating report for the period January 1, 2004 through January 31, 2004 with the Bankruptcy Court, a copy of which is attached hereto as Exhibit 99.2, in connection with the Chapter 11 Cases.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial statements of businesses acquired.

Not applicable

(b)	Pro forma financial information.

Not applicable

(c)	Exhibits.

99.1	Amended Monthly Operating Report of Fleming Companies, Inc. for the period December 1, 2003 through December 31, 2003.

99.2	Monthly Operating Report of Fleming Companies, Inc. for the period January 1, 2004 through January 31, 2004.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEMING COMPANIES, INC.

Date: March 22, 2004	By:	/s/ Rebecca A. Roof

Rebecca A. Roof
Interim Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Amended Monthly Operating Report of Fleming Companies, Inc. for the period December 1, 2003 through December 31, 2003.

99.2	Monthly Operating Report of Fleming Companies, Inc. for the period January 1, 2004 through January 31, 2004.